Other Expense, Net	12 Months Ended
Dec. 31, 2010
Other Expense Net Disclosure [Abstract]
Other Expense, Net

Note 4.       Other Expense, Net

       The components of other expense, net, in the accompanying statement of income are as follows:

(In millions)	2010	2009	2008

Interest Income	$12.5	$16.1	$51.7
Interest Expense	(84.7)	(118.0)	(151.5)
Gain (Loss) on Investments, Net	1.2	(3.1)	(5.6)
Other Items, Net	(29.3)	(16.7)	4.0

	$(100.3)	$(121.7)	$(101.4)

       The company recorded charges of $3.6 million and $6.1 million in 2009 and 2008 for other than temporary impairment of investments that decreased in value primarily in the prior 6-9 months.

       Gain (loss) on investments, net also includes portfolio gains from the company's day-to day investing activities.

Other Items, Net

       During 2010, the company redeemed all of its outstanding 6 1/8% Senior Subordinated Notes due 2015 (Note 9). The company recorded a loss on the early extinguishment of debt of $17 million, principally as a result of this redemption. The company recorded $8 million of fees associated with short-term financing commitments for the purchase of Dionex (Note 2).

       During 2009, the company redeemed all of its outstanding 6.75% Senior Subordinated Notes due 2014 and settled a tender offer for its 2.50% Convertible Senior Notes due 2023. As a result of these transactions, the company recorded a loss on the early extinguishment of debt of $15 million.